EXHIBIT 99.11
                                -------------

                Computational Materials and/or ABS Term Sheet.

                       CWHL-0511-TS-InvestorRuns -- 3A2
BANC OF AMERICA

Balance   $15,000,000.00   Delay           24
Formula   if curmonth LE 1 then Coll_netrate(3) else Coll_netrate(3)-0
WAC(3)    2.9451633
Coupon    2.553316         Dated           02/01/2005   NET(3)   2.553316
Settle    02/28/2005       First Payment   03/25/2005



Price                 1           2            3           4            5         6           7         8        9
-----                 -           -            -           -            -         -           -         -        -

102.46875000         5.83        5.55         5.27         4.98        4.69      4.38        4.06     3.72      3.36          Yield
102.46875000       142.01      128.32       113.08        95.67       76.08     54.63       30.87     4.51    -24.37    Disc Margin
102.50000000         5.82        5.54         5.26         4.97        4.67      4.37        4.04     3.70      3.34          Yield
102.50000000       141.47      127.61       112.19        94.59       74.79     53.10       29.08     2.44    -26.76    Disc Margin
102.53125000         5.82        5.53         5.25         4.96        4.66      4.35        4.02     3.68      3.31          Yield
102.53125000       140.92      126.91       111.31        93.51       73.49     51.57       27.29     0.36    -29.15    Disc Margin
102.56250000         5.81        5.52         5.24         4.95        4.65      4.33        4.01     3.66      3.29          Yield
102.56250000       140.38      126.20       110.42        92.43       72.19     50.04       25.50    -1.71    -31.54    Disc Margin
102.59375000         5.80        5.52         5.23         4.94        4.63      4.32        3.99     3.64      3.26          Yield
102.59375000       139.83      125.49       109.54        91.35       70.90     48.51       23.71    -3.78    -33.92    Disc Margin
102.62500000         5.80        5.51         5.22         4.93        4.62      4.30        3.97     3.62      3.24          Yield
102.62500000       139.29      124.78       108.66        90.27       69.61     46.99       21.93    -5.85    -36.31    Disc Margin
102.65625000         5.79        5.50         5.22         4.92        4.61      4.29        3.95     3.60      3.22          Yield
102.65625000       138.75      124.08       107.77        89.20       68.31     45.46       20.14    -7.92    -38.69    Disc Margin

WAL                 7.865       5.554        4.181        3.273       2.637     2.177       1.826    1.550     1.329
Mod Durn             5.59        4.29         3.43         2.80        2.33      1.97        1.69     1.46      1.26
Principal Window
Begin           03/25/2005  03/25/2005   03/25/2005  03/25/2005   03/25/2005  03/25/2005  03/25/2005   03/25/2005  03/25/2005
Principal Window
End             03/25/2035  03/25/2035   03/25/2035  03/25/2035   03/25/2035  02/25/2035  01/25/2035   11/25/2033  10/25/2030


LIBOR_1MO        2.854291 ... 2.854291 ... 2.854291 ... 2.854291 ... 2.854291 ... 2.854291 ... 2.854291 ... 2.854291 ... 2.854291...
LIBOR_6MO        3.168525 ... 3.168525 ... 3.168525 ... 3.168525 ... 3.168525 ... 3.168525 ....3.168525 ... 3.168525 ....3.168525...


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives hereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                       CWHL-0511-TS-InvestorRuns -- 3A2
BANC OF AMERICA

Balance   $15,000,000.00   Delay        24
Formula   if curmonth LE 1 then Coll_netrate(3) else Coll_netrate(3)-0
WAC(3)    2.9451633
Coupon    2.553316         Dated           02/01/2005         NET(3)   2.553316
Settle    02/28/2005       First Payment   03/25/2005



Price            1              2         3               4          5           6           7             8            9
-----            -              -         -               -          -           -           -             -            -

LIBOR_1YR      3.405146...  3.405146... 3.405146...  3.405146...  3.405146... 3.405146...  3.405146...   3.405146...  3.405146...
MTA_1YR        2.022...     2.022...    2.022...     2.022...     2.022...    2.022...     2.022...      2.022...     2.022...
COFI_11        2.118...     2.118...    2.118...     2.118...     2.118...    2.118...     2.118...      2.118...     2.118...
CMT_1YR        2.937        2.937       2.937        2.937        2.937       2.937        2.937         2.937        2.937
Prepay        10 CPR        15 CPR      20 CPR       25 CPR       30 CPR      35 CPR       40 CPR        45 CPR       50 CPR
Optional
 Redemption   Call (N,N,N) Call (N,N,N) Call (N,N,N) Call (N,N,N) Call (N,N,N) Call (N,N,N) Call (N,N,N) Call (N,N,N) Call (N,N,N)



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives hereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.